UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 13, 2011

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

100 Hayden Avenue
Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information.

The information provided herein supplements the Joint Proxy Statement/Prospectus of AMAG Pharmaceuticals, Inc., or AMAG or the Company, and Allos Therapeutics, Inc., or Allos, filed by each of AMAG and Allos with the Securities and Exchange Commission, or the SEC, on September 15, 2011, or the Proxy Statement, relating to the contemplated merger of Allos and a wholly-owned subsidiary of AMAG, and should be read in conjunction with the Proxy Statement (capitalized terms not defined here are defined in the Proxy Statement).

The following disclosure supplements the discussion at page 88 of the Proxy Statement concerning certain information used by AMAG’s financial advisor in its discounted cash flow analysis, by adding the following paragraph:

The forecasted free cash flows, based on the financial projections from AMAG and utilized by Morgan Stanley in its DCF analysis, are as follows:

Free Cash Flow(1)	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023

CKD	(46.2)	(57.8)	(30.1)	(0.4)	18.1	20.8	25.0	28.9	32.7	39.5	44.9	47.0	33.4
CKD + IDA	(46.2)	(43.6)	33.6	15.8	38.2	52.8	57.8	64.6	71.3	80.4	85.0	88.1	64.2

(1) Excludes the tax benefit of the available net operating losses on a standalone basis

The following disclosure supplements the discussion at pages 26 and 100 of the Proxy Statement concerning certain legal proceedings related to the merger by adding the following paragraph:

On September 20, 2011, plaintiff in the Ira Gaines v. Michael Narachi, et al. matter, pending in the Delaware Court of Chancery, filed a Verified Amended Class Action Complaint. This amended complaint generally alleges that the members of the AMAG Board breached their fiduciary duties in connection with the proposed merger with Allos by: (i) failing to “shop” AMAG and maximize shareholder value; (ii) ignoring procedural safeguards in negotiating the proposed merger with Allos; (iii) negotiating an acquisition in which Allos shareholders will allegedly receive excess consideration and AMAG stockholders will suffer dilution; (iv) rejecting an allegedly superior buy-out proposal from MSMB Capital; and (v) disseminating a supposedly false and misleading proxy statement. This amended complaint seeks damages and injunctive relief, including to enjoin the acquisition of Allos by AMAG, and an award of attorneys’ and other fees and costs, in addition to other relief. AMAG and Allos believe the plaintiffs’ allegations lack merit and will contest them vigorously. On September 21, 2011, plaintiff Gaines filed a motion for expedited proceedings and a motion for preliminary injunction. Defendants opposed this motion on September 26, 2011, and a telephonic hearing was held with Vice-Chancellor Noble on September 27, 2011. On September 30, 2011, Vice-Chancellor Noble issued an order denying plaintiff’s request for expedited proceedings. On October 3, 2011, plaintiff filed a motion for reconsideration of the September 30 order. Defendants opposed plaintiff’s motion for reconsideration on October 5, 2011. On October 6, 2011, Vice-Chancellor Noble granted plaintiff’s motion for reconsideration.   In granting plaintiff’s motion for reconsideration, the court scheduled a preliminary injunction hearing for October 17, 2011 to consider the sole issue as to whether the free cash flow projections used by Morgan Stanley in its discounted cash flow analysis should be disclosed.   On October 11, 2011, plaintiff filed a motion for preliminary injunction.  The sole request for relief the plaintiff sought was the disclosure of the free cash flow projections that Morgan Stanley utilized in connection with its discounted cash flow analysis.  Because those projections have been disclosed, plaintiff’s preliminary injunction motion, and request for relief thereunder, is now moot.

Additional Information and Where You Can Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger between AMAG and Allos will be submitted to the respective stockholders of AMAG and Allos for their consideration.

AMAG has filed a Registration Statement on Form S-4 containing a joint proxy statement/prospectus of Allos and AMAG and other documents concerning the proposed acquisition with the Securities and Exchange Commission (the “SEC”). The SEC declared the Registration Statement on Form S-4 effective on September 14, 2011. Investors are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC because they contain important information. Security holders may obtain a free copy of the proxy statement/prospectus and other documents filed by Allos and AMAG with the SEC at the SEC’s website at http://www.sec.gov. The joint proxy statement/prospectus and other documents may also be obtained for free by contacting Allos’ Investor Relations by e-mail at investorrelations@allos.com, by telephone at (303) 426-6262 or by mail at Investor Relations, Allos Therapeutics, Inc., 11080 CirclePoint Road, Suite 200, Westminster, CO 80020 or by contacting AMAG’s Investor Relations by e-mail at asullivan@amagpharma.com, by telephone at (617) 498-3303 or by mail at Investor Relations, AMAG Pharmaceuticals, Inc., 100 Hayden Avenue, Lexington, MA 02421.

Allos, AMAG, certain of their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding Allos’ directors and executive officers and their beneficial ownership of Allos’ common stock is also set forth in Allos’ annual proxy statement on Schedule 14A filed with the SEC on April 29, 2011. This document is available free of charge at the SEC’s website at http://www.sec.gov or by going to Allos’ Investors page on its corporate website at http://www.allos.com. Information concerning AMAG’s directors and executive officers and their beneficial ownership of AMAG’s common stock is set forth in AMAG’s annual proxy statement on Schedule 14A filed with the SEC on April 18, 2011. This document is available free of charge at the SEC’s website at http://www.sec.gov or by going to AMAG’s Investors page on its corporate website at

http://www.amagpharma.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed “participants” in the solicitation of proxies in connection with the proposed merger, and a description of their direct and indirect interests in the proposed merger, which may differ from the interests of Allos’ investors or AMAG’s investors generally, are set forth in the joint proxy statement/prospectus filed with the SEC.

Forward-Looking Statements

This communication contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and other similar terminology or the negative of these terms, are intended to identify such forward-looking statements, but their absence does not mean that a particular statement is not forward-looking. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those anticipated by the forward-looking statements. These statements are not guarantees of future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. For example, if Allos or AMAG does not receive its respective required stockholder approval or the parties fail to satisfy other conditions to closing, the transaction may not be consummated. In any forward-looking statement in which AMAG or Allos expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of Allos or AMAG stockholders to approve the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; disruptions to the businesses of Allos and AMAG during the pendency of the merger and during the realization of the cost synergies, including diminished performance by the commercial organizations due to planned reductions in the size of the sales and marketing organization at the combined company; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Allos and AMAG generally, including those set forth in the filings of Allos and AMAG with the SEC, especially in the “Risk Factors” section of Allos’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 4, 2011, the “Risk Factors” section of AMAG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 filed with the SEC on August 5, 2011, and in Allos’ and AMAG’s other periodic reports and filings with the SEC. Allos cautions investors not to place undue reliance on the forward-looking statements contained herein. All forward-looking statements are based on information currently available to Allos on the date hereof, and Allos undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
General Counsel and Senior Vice
President of Legal Affairs

Date: October 13, 2011